                                                        EXHIBIT (16)


             U.S. GOVERNMENT TRUST FOR INCOME FUND - CLASS A SHARES

       Total Return Calculation One Year Period Ended September 30, 1997


Formula                                       P(1+T)n  =  ERV

Including Payment of the Sales Charge
Net Asset Value                                 $8.19
Initial Investment                          $1,000.00  =  P
Ending Redeemable Value                     $1,030.06  =  ERV
One year period ended 09/30/97                      1  =  n

TOTAL RETURN FOR THE PERIOD                     3.01%  =  T


Excluding Payment of the Sales Charge
Net Asset Value                                 $8.19
Initial Investment                          $1,000.00  =  P
Ending Redeemable Value                     $1,080.85  =  ERV
One year period ended 09/30/97                      1  =  n

TOTAL RETURN FOR THE PERIOD                     8.09%  =  T

         Total Return Calculation Inception Through September 30, 1997


Formula                                       P(1+T)n  =  ERV

Including Payment of the Sales Charge
Net Asset Value                                 $8.19
Initial Investment                          $1,000.00  =  P
Ending Redeemable Value                     $1,230.11  =  ERV
Inception through 9/30/97                        4.91  =  n

TOTAL RETURN FOR THE PERIOD                     4.31%  =  T


Excluding Payment of the Sales Charge
Net Asset Value                                 $8.19
Initial Investment                          $1,000.00  =  P
Ending Redeemable Value                     $1,291.13  =  ERV
Inception through 9/30/97                        4.91  =  n

TOTAL RETURN FOR THE PERIOD                     5.34%  =  T

             U.S. GOVERNMENT TRUST FOR INCOME FUND - CLASS A SHARES

              Non-Standardized Cumulative Total Return Calculation
                      Inception Through September 30, 1997


Formula             ERV - P
                    -------    =   T
                       P


Including Payment of the Sales Charge
Net Asset Value                                  $8.19
Initial Investment                           $1,000.00  =  P
Ending Redeemable Value                      $1,230.11  =  ERV

TOTAL RETURN FOR THE PERIOD                     23.01%  =  T

Excluding Payment of the Sales Charge
Net Asset Value                                  $8.19
Initial Investment                           $1,000.00  =  P
Ending Redeemable Value                      $1,291.13  =  ERV

TOTAL RETURN FOR THE PERIOD                     29.11%  =  T


             U.S. GOVERNMENT TRUST FOR INCOME FUND - CLASS B SHARES

       Total Return Calculation One Year Period Ended September 30, 1997


Formula                                       P(1+T)n  =  ERV

Including Payment of the CDSC
Net Asset Value                                 $8.19
Initial Investment                          $1,000.00  =  P
Ending Redeemable Value                     $1,034.33  =  ERV
One year period ended 9/30/97                       1  =  n

TOTAL RETURN FOR THE PERIOD                     3.43%  =  T


Excluding Payment of the CDSC
Net Asset Value                                 $8.19
Initial Investment                          $1,000.00  =  P
Ending Redeemable Value                     $1,074.33  =  ERV
One year period ended 9/30/97                       1  =  n

TOTAL RETURN FOR THE PERIOD                     7.43%  =  T

         Total Return Calculation Inception Through September 30, 1997


Formula                                       P(1+T)n  =  ERV

Including Payment of the CDSC
Net Asset Value                                 $8.19
Initial Investment                          $1,000.00  =  P
Ending Redeemable Value                     $1,229.81  =  ERV
Inception through 9/30/97                        4.91  =  n

TOTAL RETURN FOR THE PERIOD                     4.30%  =  T


Excluding Payment of the CDSC
Net Asset Value                                 $8.19
Initial Investment                          $1,000.00  =  P
Ending Redeemable Value                     $1,243.06  =  ERV
Inception through 9/30/97                        4.91  =  n

TOTAL RETURN FOR THE PERIOD                     4.53%  =  T

             U.S. GOVERNMENT TRUST FOR INCOME FUND - CLASS B SHARES

              Non-Standardized Cumulative Total Return Calculation
                      Inception Through September 30, 1997


Formula             ERV - P
                    -------    =   T
                       P


Including Payment of the CDSC
Net Asset Value                                  $8.19
Initial Investment                           $1,000.00  =  P
Ending Redeemable Value                      $1,229.81  =  ERV

TOTAL RETURN FOR THE PERIOD                     22.98%  =  T

Excluding Payment of the CDSC
Net Asset Value                                  $8.19
Initial Investment                           $1,000.00  =  P
Ending Redeemable Value                      $1,243.06  =  ERV

TOTAL RETURN FOR THE PERIOD                     24.31%  =  T


             U.S. GOVERNMENT TRUST FOR INCOME FUND - CLASS C SHARES

       Total Return Calculation One Year Period Ended September 30, 1997


Formula                                       P(1+T)n  =  ERV

Including Payment of the CDSC
Net Asset Value                                 $8.19
Initial Investment                          $1,000.00  =  P
Ending Redeemable Value                     $1,064.33  =  ERV
One year period ended 9/30/97                       1  =  n

TOTAL RETURN FOR THE PERIOD                     6.43%  =  T


Excluding Payment of the CDSC
Net Asset Value                                 $8.19
Initial Investment                          $1,000.00  =  P
Ending Redeemable Value                     $1,074.33  =  ERV
One year period ended 9/30/97                       1  =  n

TOTAL RETURN FOR THE PERIOD                     7.43%  =  T

         Total Return Calculation Inception Through September 30, 1997


Formula                                       P(1+T)n  =  ERV

Including Payment of the CDSC
Net Asset Value                                 $8.19
Initial Investment                          $1,000.00  =  P
Ending Redeemable Value                     $1,184.83  =  ERV
Inception through 9/30/97                        4.47  =  n

TOTAL RETURN FOR THE PERIOD                     3.87%  =  T


Excluding Payment of the CDSC
Net Asset Value                                 $8.19
Initial Investment                          $1,000.00  =  P
Ending Redeemable Value                     $1,184.83  =  ERV
Inception through 9/30/97                        4.47  =  n

TOTAL RETURN FOR THE PERIOD                     3.87%  =  T

             U.S. GOVERNMENT TRUST FOR INCOME FUND - CLASS C SHARES

              Non-Standardized Cumulative Total Return Calculation
                      Inception Through September 30, 1997


Formula             ERV - P
                    -------    =   T
                       P


Including Payment of the CDSC
Net Asset Value                                  $8.19
Initial Investment                           $1,000.00  =  P
Ending Redeemable Value                      $1,184.83  =  ERV

TOTAL RETURN FOR THE PERIOD                     18.48%  =  T

Excluding Payment of the CDSC
Net Asset Value                                  $8.19
Initial Investment                           $1,000.00  =  P
Ending Redeemable Value                      $1,184.83  =  ERV

TOTAL RETURN FOR THE PERIOD                     18.48%  =  T

                              CALCULATION OF YIELD

     The Fund calculates its yield quotations based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                       a - b
                       YIELD (y) = 2[(------- + 1)6 - 1]
                                        cd

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
       d = the maximum offering price per share on the last day of the period

         Class A
       -----------
       a = 218,432
       b = 39,588
       c = 4,678,359
       d = 8.60
       y = 5.39


Class B Shares

 Formula

  Class A Share Yield + Sales Charge Effect - Expense Differential

  Class A Share Yield                                                      5.39%
  + Sales Charge Effect (Maximum Sales Charge x Class A Share SEC Yield)
  4.75% x 5.39%                                                             .25%
  - Expense Differential between Class A Shares and Class B Shares          .75%
                                                                           -----
  Class B Share SEC Yield                                                  4.89%
                                                                           =====

 - Waived Expense Adjustment                                                .00%
                                                                           -----
 Class B Share SEC Yield (Without Expense Waiver)                          4.89%
                                                                           =====

Class C Shares

 Formula

  Class A Share Yield + Sales Charge Effect - Expense Differential

  Class A Share Yield                                                      5.39%
  + Sales Charge Effect (Maximum Sales Charge x Class A Share SEC Yield)
  4.75% x 5.39%                                                             .25%
  - Expense Differential between Class A Shares and Class C Shares          .75%
                                                                           -----
  Class C Share SEC Yield                                                  4.89%
                                                                           =====

 - Waived Expense Adjustment                                                .00%
                                                                           -----
 Class C Share SEC Yield (Without Expense Waiver)                          4.89%
                                                                           =====

                     U.S. GOVERNMENT TRUST FOR INCOME FUND
                        Calculation of Distribution Rate
                        Period Ended September 30, 1997

                        Current Annual Income Per Share
                        -------------------------------
                             Current Offering Price

Class A Shares
                         $.555
                         -----
                         $8.60                    = 6.45%

Class B Shares
                         $.495
                         -----
                         $8.19                    = 6.04%

Class C Shares
                         $.495
                         -----
                         $8.19                    = 6.04%

                        U.S. GOVERNMENT FOR INCOME FUND
                  Calculation of Taxable Equivalent SEC Yield


Formula                             SEC Yield
                                    ---------
                                  1 - Tax Rate


Class A Shares
                                     5.39%
                                    -------
                                    1-40.2%                           = 9.01%
Class B Shares
                                     4.89%
                                    -------
                                    1-40.2%                           = 8.18%
Class C Shares
                                     4.89%
                                    -------
                                    1-40.2%                           = 8.18%

              Calculation of Taxable Equivalent Distribution Rate


Formula                        Distribution Rate
                               -----------------
                                  1 - Tax Rate


Class A Shares
                                     6.45%
                                    -------
                                    1-40.2%                           =10.78%
Class B Shares
                                     6.04%
                                    -------
                                    1-40.2%                           =10.10%
Class C Shares
                                     6.04%
                                    -------
                                    1-40.2%                           =10.10%